UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 23, 2025, Liquidia Corporation, a Delaware corporation (the “Company”), issued a press release announcing that YUTREPIA™ (treprostinil) inhalation powder has received final approval from the U.S. Food and Drug Administration (“FDA”) for the treatment of pulmonary arterial hypertension (“PAH”) and pulmonary hypertension associated with interstitial lung disease (“PH-ILD”). As previously disclosed, the New Clinical Investigation exclusivity that was granted to United Therapeutics Corporation’s (“United Therapeutics”) Tyvaso DPI (“Tyvaso”), which had delayed final FDA approval of the New Drug Application (“NDA”) for YUTREPIA, has expired on May 23, 2025. The Company intends to begin commercializing YUTREPIA for the treatment of PAH and PH-ILD as soon as possible after obtaining final FDA approval. Ongoing litigation instituted to date and potential litigation that may be instituted in the future against the Company may prevent or delay the successful commercialization of YUTREPIA for the treatment of PAH and/or PH-ILD even after receiving FDA approval. The Company intends to vigorously defend against all new and ongoing litigation. For a discussion of ongoing litigation against the Company, see the sections entitled “Risk Factors” and “Legal Proceedings” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Report on Form 10-Q for the period ended March 31, 2025 and subsequent reports the Company files with the Securities and Exchange Commission (“SEC”).

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this report other than statements of historical facts, including statements regarding our future results of operations and financial position, our strategic and financial initiatives, our business strategy and plans and our objectives for future operations, are forward-looking statements. Such forward-looking statements, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor; anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs); regulatory applications and related submission contents and timelines; our ability to successfully commercialize our products, including YUTREPIA, for which we obtain FDA or other regulatory authority approval; the acceptance by the market of our products, including YUTREPIA, and their potential pricing and/or reimbursement by third-party payors, if approved (in the case of our product candidates) and whether such acceptance is sufficient to support continued commercialization or development of our products; the successful development or commercialization of our products, including YUTREPIA, our revenue from product sales and whether or not we may become profitable in the near term, or at all; future competitive or other market factors that may adversely affect the commercial potential for YUTREPIA; and our ability to execute on our strategic or financial initiatives, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. Despite the approval of YUTREPIA by the FDA, it is possible that commercialization of YUTREPIA may be blocked or delayed in connection with legal proceedings that have been initiated or that may in the future be initiated, or we may be required to pay damages, including royalties, in connection with our commercial launch, as a result of these legal proceedings. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in our filings with the SEC, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should refer to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Report on Form 10-Q for the period ended March 31, 2025 and subsequent reports the Company files with the SEC for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. In light of these risks, uncertainties and assumptions, the future events discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this report should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release of Liquidia Corporation, dated May 23, 2025.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2025	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer and Chief Operating Officer